Exhibit 99.2

 Fourth Quarter and Full Year 2018 Earnings Presentation                                    CONFIDENTIAL  March 2019  Exhibit 99.2

 The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, competition in the markets in which we operate; our ability to maintain agent relationships on terms consistent with those currently in place; our ability to maintain banking relationships necessary for us to conduct our business; credit risks from our agents and the financial institutions with which we do business; bank failures, sustained financial market illiquidity, or illiquidity at our clearing, cash management or custodial financial institutions; new technology or competitors that disrupt the current ecosystem; disruptions to our information technology, computer network systems and data centers; our success in developing and introducing new products, services and infrastructure; customer confidence in our brand and in consumer money transfers generally; our ability to maintain compliance with the regulatory requirements of the jurisdictions in which we operate or plan to operate; international political factors or implementation of tariffs, border taxes or restrictions on remittances or transfers of money out of the United States; changes in tax laws and unfavorable outcomes of tax positions we take; political instability, currency restrictions and devaluation in countries in which we operate or plan to operate; weakness in U.S. or international economic conditions; change or disruption in international migration patterns; our ability to protect our brand and intellectual property rights; our ability to retain key personnel; and other factors described in the “Risk Factors” section in periodic reports we file with the SEC. All statements other than statements of historical fact included in the presentation are forward-looking statements including, but not limited to, expected financial outlook for the year 2019. Any forward-looking statement that we make in this presentation speaks only as of March 12, 2019. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise.This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to Slides 20 and 21 of this presentation for a reconciliation of Adjusted EBITDA to net income (loss). Adjusted EBITDA is defined as net income (loss) before depreciation and amortization, interest expense, income taxes, and also adjusted to add back certain charges and expenses, such as transaction costs and non-cash compensation costs, as these charges and expenses are not considered a part of our core business operations and are not an indicator of ongoing, future company performance.  Safe Harbor Statement / Non-GAAP Financial Measures

 Reviewing a Successful 2018  Revenue and Adjusted EBITDA growth above 27% and 41%, respectively  Intermex continued to aggregate share in Mexico / Guatemala  Key growth initiatives across new products and markets  IMXI shares have appreciated 9% since initial listing  Growth  Market Share  Expansion  Returns

 Intermex Growth Story  Money Transfer Transactions  Volume   (# In millions)  ($ in millions)  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 20 and 21 for more detail and reconciliation.  Revenue  Adjusted EBITDA(1)  ($ in millions)    ($ in millions)  26%  27%   29%  30%  27%   27%   35%   41%

     2014  2017  2018    14.0%  21.6%  24.0%(3)  All Others  86.0%  78.4%  76.0%      2014  2017  2018    7.9%  14.9%  17.4%(3)  All Others  92.1%  85.1%  82.6%  Favorable, Fragmented Competitive Landscape  LAC Market Landscape  Intermex enjoys a strong and growing position across key target markets  Intermex Share of Key Target Markets (2)  Total Market Size:~$89 Billion (1)  LAC Countries - 2018      Mexico Market Share Breakdown  Guatemala Market Share Breakdown    World Bank (2018). Reflects estimated LAC market size as of 2018.Management estimated market share of remittances as of 2018.Source: Banco de Guatemala, Banco de Mexico and World Bank 2018    Country  Size(US$B)1  Region  MEX  33.7  38%  GUA  9.5  11%  DOM  6.8  8%  COL  6.4  7%  ELS  5.5  6%  HON  4.7  5%  ECU  3.2  4%  PER  3.1  3%  BRA  3.0  3%  JAM  2.6  3%  HAI  2.5  3%  BER  1.5  2%  NIC  1.5  2%  BOL  1.2  1%  OTHER  3.8  4%

 Mexico Remittance Volume Growth  Guatemala Remittance Volume Growth    Intermex Volume Growth    All Others Volume Growth  .Source: Banco de Guatemala and Banco de Mexico – US originating Volume  Market Share and Percent Of Industry GrowthTier I Countries  Intermex Market Share  80%20%  57%43%  61%39%  62%38%  67%33%  74%26%  57%43%  59%41%  58%42%  59%41%  Industry volumes to our key markets in Latin America provided a moderate tailwind. Industry volumes from the US to Mexico grew just over 10% in 2018, and 13% from US to Guatemala.

 Strategic Priorities for 2019  Priority #1 is to continue driving core growth initiativesVery long runway aheadCore expansion in both growth and stronghold statesLoyalty Program expansionExpanding our breadth and depth of service New market launches in Canada and AfricaNew products with our general purpose reloadable card (GPR), online and white label capabilitiesEnhanced infrastructure and operating efficiencyNew Active / Active network and data center capabilitiesERP selection and implementation aimed at driving efficiency

 Fourth Quarter Financial Highlights  Generated impressive year-over-year growth of key metrics:26.6% revenue growth35.0% Adjusted EBITDA growth(1)28.8% growth in remittance volumeNet income of $4.9 million vs. net loss in Q4 2017Increased Adjusted EBITDA margin year-over-year from 14.4% to 15.4%(1)Year-to-date as of December 31, Intermex has captured 41% of the total growth in US to Mexico remittance volume and 42% of the total growth in US to Guatemala remittance volume.(2)Launched our outbound business to Africa, which includes Nigeria, Ghana, Ethiopia and Kenya  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 20 and 21 for more detail and reconciliationSource: Banco de Mexico, Banco de Guatemala, World Bank US outbound volumes and Intermex company data

 Full Year 2018 Financial Highlights  Generated impressive year-over-year growth of key metrics:27.1% revenue growth41.2% Adjusted EBITDA growth(1)29.9% growth in remittance volume46.3% decrease in net lossIncreased Adjusted EBITDA margin year-over-year from 15.5% to 17.2%(1)Year-to-date as of December 31, Intermex has captured 41% of the total growth in US to Mexico remittance volume and 42% of the total growth in US to Guatemala remittance volume.(2)  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 20 and 21 for more detail and reconciliationSource: Banco de Mexico, Banco de Guatemala, World Bank US outbound volumes and Intermex company data

 2018 Adjusted EBITDA Guidance(1) Progression  Q4 2017 - $40.1MMay 2018 - $40.8MAugust 2018 - $42.0M to $44.0MNovember 2018 - $46.5M to $48.0MFull Year 2018 Results - $47.1M    Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 20 and 21 for more detail and reconciliation

 2019 Financial Guidance  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 20 and 21 for more detail and reconciliation  $320-$330 million Revenue  $54-$58 million Adjusted EBITDA(1)

 Appendix

 Intermex Overview  Leading Money Transfer service provider to the $89B US to Latin America and Caribbean corridor (LAC)(1)Unique and differentiated approach has driven rapid market share growthImpressive Financial Performance – Revenue CAGR of 31% from 2013 - 2018    2017  2018  Revenue  $215.5M  $273.9M  AdjustedEBITDA(2)  $33.4M  $47.1M  Adjusted EBITDA Growth(2)  23%  41%  AdjustedEBITDA Margin %(2)  15.50%  17.21%  Money Transfer Transactions  18.9M  24.1M  Remittance Volume  $6.8B+  $8.9B+  Countries acrossLatin America  17  17  Total Employees  585  690          To 17 Latin American Countries  Sending Side  Receiving Side  Mexico(Elektra, BanCoppel)  Other Latin American Countries  Guatemala(Banrural, Banco Industrial)  Paying Agent Network  Computer Orders    Sending Agent Network  2 Call Centers(Mexico / Guatemala)  Computer Orders  32 Company Stores(U.S.)  Phone/Fax Orders   Efficient, High Growth Platform  El Salvador and Honduras  World Bank (2018). Reflects LAC market size as of 2018.Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 20 and 21 for more detail and reconciliation.   Licensed in 50 U.S. states, DC and Puerto Rico, served through a sending agent base of independent, non-exclusive agents and 32 company stores

   Intermex – Evolution of a Market Leader  History of sustained market share growth provides a strong platform for future growth  Early Years  Expansion  Intermex was founded in 1994 as a money transfer provider headquartered in Miami, FloridaAcquired Servimex, Americana and Maniflo and expanded into 13 new U.S. statesOpened call centers in Mexico and GuatemalaCompleted re-engineering and business model shift to focus on efficient agents and profitabilityInvestment in innovative and highly scalable technology  FoundationInception - 2012  Accelerated Growth 2013 - Present  Further market penetration into western and northeastern U.S.Economic recovery sets in, providing backdrop for market growthAcceleration of market share gainsIncreased proprietary payor network coverage and penetrationLaunched differentiated Customer Management platform and loyalty program to capture additional customersBegan developing mobile / online strategy  2009 – 2012 Revenue CAGR: 8%  ($ in millions)  2013 – 2018Revenue CAGR: 31%

 Core Strengths of the Story      Since 2011, Intermex has grown in excess of the industry while sustaining strong margins and increasing transaction growth to Mexico  This is driven by our disciplined approach to expansion which focuses on prioritizing agent productivity and consistently growing transactions per agent  Our technology infrastructure allows for the dependable transfer of money with one of the lowest cancellation rates in the industry  Additional growth opportunities, including the expansion of ancillary products as well as a focus on developing B2B processing relationships and growing our online presence, allow for confidence in continued growth  Intermex’s highly differentiated approach, along with its unique and efficient platform, has allowed the Company to significantly grow scale and profitability  Core growth opportunity exists in the continued growth in stronghold states while increasing our market share in growth states

 Global Remittance Market  The World Bank. “Migration and Remittances Factbook 2016.” The World Bank. “Bilateral Remittance Matrix - 2017” accessed on May 17, 2018  247M  $613BUSD  $148BUSD  $31BUSD  people live outside of their country of birth.(1)  estimated amount of remittances sent, worldwide in 2017(2)  was sent from the U.S. alone(2)   was sent from the U.S. to Mexico in 2017, the largest remittance corridor in the world(2)

 Customer Transaction Flow  Illustrative example of $375 transaction to Mexico  U.S. Customer sends $375 to Mexico through:• In person wire transfersOnline money transfers  Agent records $375 transaction to Mexico and charges the customer $385 and provides customer with transaction code.  Intermex processes transaction through proprietary platform with an integrated regulatory compliance model and payer network relationships.Intermex earns $10.00 Fee Revenue plus ~$2.50 Foreign Exchange Spread RevenueIntermex pays sending and paying agent commissions  $375 is wired to Mexico.Customer picks up money with transaction code in local currency.  $375+$10 fee  $375  Intermex earns $5.05 net on $12.50 gross revenue    $375

 Consolidated Balance Sheets

 Consolidated Statements of Operations

 Net Income (Loss) to Adj. EBITDA Reconciliation

 Net Income(Loss) to Adj. EBITDA Reconciliation